                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2002

I.   RECONCILIATION OF COLLECTION ACCOUNT:

    End of Period Collection Account Balance as of Prior Payment Date:                                               325,078.75
    Available Funds:
           Contract Payments due and received in this period                                                       1,876,857.73
           Contract Payments due in prior period(s) and received in this period                                       63,544.61
           Contract Payments received in this period for next period                                                  55,695.78
           Sales, Use and Property Tax payments received                                                             112,867.28
           Prepayment Amounts related to early termination in this period                                             88,984.41
           Servicer Advance                                                                                          205,159.58
           Proceeds received from recoveries on previously Defaulted Contracts                                             0.00
           Transfer from Reserve Account                                                                               3,196.20
           Interest earned on Collection Account                                                                       3,167.67
           Interest earned on Affiliated Account                                                                         330.63
           Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                     0.00
           Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract <
             Predecessor contract)                                                                                         0.00
           Amounts paid under insurance policies                                                                           0.00
           Maintenance, Late Charges and any other amounts                                                                 0.00

                                                                                                                 ---------------
    Total Available Funds                                                                                          2,734,882.64
    Less: Amounts to be Retained in Collection Account                                                               286,437.76
                                                                                                                 ---------------
    AMOUNT TO BE DISTRIBUTED                                                                                       2,448,444.88
                                                                                                                 ===============


    DISTRIBUTION OF FUNDS:

           1.   To Trustee -  Fees                                                                                         0.00
           2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                            63,544.61
           3.   To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
                    a) Class A1 Principal and Interest                                                                     0.00
                    a) Class A2 Principal (distributed after A1 Note matures) and Interest                                 0.00
                    a) Class A3 Principal (distributed after A1 and A2 Notes mature) and Interest                  1,965,178.90
                    b) Class B Principal and Interest                                                                 45,029.59
                    c) Class C Principal and  Interest                                                                50,984.93
                    d) Class D Principal and Interest                                                                 51,738.36
                    e) Class E Principal and Interest                                                                 53,237.81

           4.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                                    0.00
           5.   To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                    a) Residual Interest (Provided no Restricting or Amortization Event in effect)                     7,267.00
                    b) Residual Principal (Provided no Restricting or Amortization Event in effect)                   77,132.92
                    c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)          3,196.20
           6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts           116,365.58
           7.   To Servicer, Servicing Fee and other Servicing Compensations                                          14,768.98
                                                                                                                 ---------------
    TOTAL FUNDS DISTRIBUTED                                                                                        2,448,444.88
                                                                                                                 ===============

                                                                                                                 ---------------
    End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}       286,437.76
                                                                                                                 ===============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                $2,182,541.24
         - Add Investment Earnings                                                                                    3,196.20
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                 0.00
         - Less Distribution to Certificate Account                                                                   3,196.20
                                                                                                                 --------------
End of period balance                                                                                            $2,182,541.24
                                                                                                                 ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                       $2,182,541.24
                                                                                                                 ==============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2002

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                  Pool A                                               29,233,083.58
                  Pool B                                                5,227,495.31
                                                                      ---------------
                                                                                               34,460,578.89

Class A Overdue Interest, if any                                                0.00
Class A Monthly Interest - Pool A                                         140,318.80
Class A Monthly Interest - Pool B                                          25,091.98

Class A Overdue Principal, if any                                               0.00
Class A Monthly Principal - Pool A                                      1,383,948.84
Class A Monthly Principal - Pool B                                        415,819.28
                                                                      ---------------
                                                                                                1,799,768.12

Ending Principal Balance of the Class A Notes

                  Pool A                                               27,849,134.74
                  Pool B                                                4,811,676.03
                                                                      ---------------
                                                                                               -------------
                                                                                               32,660,810.77
                                                                                               =============

---------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000             Ending Principal
Original Face $190,972,000      Original Face $190,972,000            Balance Factor
$        0.866152               $        9.424251                        17.102408%
---------------------------------------------------------------------------------------



IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                  Class A1                                                      0.00
                  Class A2                                                      0.00
                  Class A3                                             34,460,578.89
                                                                      ---------------
                                                                                               34,460,578.89

Class A Monthly Interest

                  Class A1 (Actual Number Days/360)                             0.00
                  Class A2                                                      0.00
                  Class A3                                                165,410.78

Class A Monthly Principal

                  Class A1                                                      0.00
                  Class A2                                                      0.00
                  Class A3                                              1,799,768.12
                                                                      ---------------
                                                                                                1,799,768.12

Ending Principal Balance of the Class A Notes

                  Class A1                                                      0.00
                  Class A2                                                      0.00
                  Class A3                                             32,660,810.77
                                                                      ---------------
                                                                                               -------------
                                                                                               32,660,810.77
                                                                                               =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2002

V.   CLASS B NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class B Notes

                             Pool A                                      668,129.83
                             Pool B                                      119,466.26
                                                                        ------------
                                                                                                   787,596.09

        Class B Overdue Interest, if any                                       0.00
        Class B Monthly Interest - Pool A                                  3,301.67
        Class B Monthly Interest - Pool B                                    590.36
        Class B Overdue Principal, if any                                      0.00
        Class B Monthly Principal - Pool A                                31,633.12
        Class B Monthly Principal - Pool B                                 9,504.44
                                                                        ------------
                                                                                                    41,137.56

        Ending Principal Balance of the Class B Notes

                             Pool A                                      636,496.71
                             Pool B                                      109,961.82
                                                                        ------------
                                                                                                   ------------
                                                                                                   746,458.53
                                                                                                   ===========

===============================================================================
Interest Paid Per $1,000    Principal Paid Per $1,000         Ending Principal
Original Face $4,365,000    Original Face $4,365,000          Balance Factor
$       0.891645            $      9.424412                      17.100997%
===============================================================================


VI.   CLASS C NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class C Notes

                             Pool A                                       751,890.09
                             Pool B                                       134,485.52
                                                                        ------------
                                                                                                    886,375.61

        Class C Overdue Interest, if any                                        0.00
        Class C Monthly Interest - Pool A                                   3,991.28
        Class C Monthly Interest - Pool B                                     713.89
        Class C Overdue Principal, if any                                       0.00
        Class C Monthly Principal - Pool A                                 35,587.26
        Class C Monthly Principal - Pool B                                 10,692.50
                                                                        ------------
                                                                                                     46,279.76

        Ending Principal Balance of the Class C Notes

                             Pool A                                       716,302.83
                             Pool B                                       123,793.02
                                                                        ------------
                                                                                                   ------------
                                                                                                    840,095.85
                                                                                                   ===========

===============================================================================
Interest Paid Per $1,000    Principal Paid Per $1,000         Ending Principal
Original Face $4,910,955    Original Face $4,910,955          Balance Factor
$       0.958097            $      9.423780                       17.106568%
===============================================================================

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2002

VII.   CLASS D NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class D Notes

                             Pool A                                   751,890.09
                             Pool B                                   134,485.52
                                                                      -----------
                                                                                                886,375.61

        Class D Overdue Interest, if any                                    0.00
        Class D Monthly Interest - Pool A                               4,630.39
        Class D Monthly Interest - Pool B                                 828.21
        Class D Overdue Principal, if any                                   0.00
        Class D Monthly Principal - Pool A                             35,587.26
        Class D Monthly Principal - Pool B                             10,692.50
                                                                      -----------
                                                                                                 46,279.76

        Ending Principal Balance of the Class D Notes

                             Pool A                                   716,302.83
                             Pool B                                   123,793.02
                                                                      -----------
                                                                                                ----------
                                                                                                840,095.85
                                                                                                ==========

-------------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000         Ending Principal
Original Face $4,910,955    Original Face $4,910,955          Balance Factor
$      1.111515             $       9.423780                     17.106568%
-------------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class E Notes

                             Pool A                                   751,890.09
                             Pool B                                   134,485.52
                                                                      -----------
                                                                                                886,375.61

        Class E Overdue Interest, if any                                    0.00
        Class E Monthly Interest - Pool A                               5,902.34
        Class E Monthly Interest - Pool B                               1,055.71
        Class E Overdue Principal, if any                                   0.00
        Class E Monthly Principal - Pool A                             35,587.26
        Class E Monthly Principal - Pool B                             10,692.50
                                                                      -----------
                                                                                                 46,279.76

        Ending Principal Balance of the Class E Notes

                             Pool A                                   716,302.83
                             Pool B                                   123,793.02
                                                                      -----------
                                                                                                ----------
                                                                                                840,095.85
                                                                                                ==========

-------------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000         Ending Principal
Original Face $4,910,955    Original Face $4,910,955          Balance Factor
$       1.416843            $      9.423780                       17.106568%
-------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2002

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance
                             Pool A                                           1,252,657.29
                             Pool B                                             223,968.92
                                                                             --------------
                                                                                                               1,476,626.21

        Residual Interest - Pool A                                                6,163.00
        Residual Interest - Pool B                                                1,104.00
        Residual Principal - Pool A                                              59,312.09
        Residual Principal - Pool B                                              17,820.83
                                                                             --------------
                                                                                                                  77,132.92

        Ending Residual Principal Balance
                             Pool A                                           1,193,345.20
                             Pool B                                             206,148.09
                                                                             --------------                    -------------
                                                                                                               1,399,493.29
                                                                                                               =============


X.   PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                         14,768.98
         - Servicer Advances reimbursement                                                                        63,544.61
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                       116,365.58
                                                                                                               -------------
        Total amounts due to Servicer                                                                            194,679.17
                                                                                                               =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2002

XI.      AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
             beginning of the related Collection Period                                                             33,409,541.09

          Aggregate Discounted Contract Balance of Additional Contracts acquired during
             Collection Period                                                                                               0.00

          Decline in Aggregate Discounted Contract Balance                                                           1,581,655.82

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                          -------------
             ending of the related Collection Period                                                                31,827,885.27
                                                                                                                    =============


          Components of Decline in Aggregate Discounted Contract Balance:
              = Principal portion of Contract Payments  and Servicer Advances                      1,581,655.82

              = Principal portion of Prepayment Amounts                                                    0.00

              = Principal portion of Contracts repurchased under Indenture Agreement Section 4.02          0.00

              = Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                     Contracts during the Collection Period                                                0.00

              = Aggregate Discounted Contract Balance of Substitute Contracts added during
                     Collection Period                                                                     0.00

              = Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                     during Collection Period                                                              0.00

                                                                                                   ------------
                                   Total Decline in Aggregate Discounted Contract Balance          1,581,655.82
                                                                                                   ============


POOL B

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
             beginning of the related Collection Period                                                              5,974,386.78

          Aggregate Discounted Contract Balance of Additional Contracts acquired during
             Collection Period                                                                                               0.00

          Decline in Aggregate Discounted Contract Balance                                                             475,222.03

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
             ending of the related Collection Period                                                                -------------
                                                                                                                     5,499,164.75
                                                                                                                    =============

          Components of Decline in Aggregate Discounted Contract Balance:
              = Principal portion of Contract Payments  and Servicer Advances                        386,706.12

              = Principal portion of Prepayment Amounts                                               88,515.91
                                                                                                              .
              = Principal portion of Contracts repurchased under Indenture Agreement Section 4.02          0.00

              = Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                     Contracts during the Collection Period                                                0.00

              = Aggregate Discounted Contract Balance of Substitute Contracts added during
                     Collection Period                                                                     0.00

              = Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                     during Collection Period                                                              0.00

                                                                                                   ------------
                                   Total Decline in Aggregate Discounted Contract Balance            475,222.03
                                                                                                   ============

                                                                                                                    -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                   37,327,050.02
                                                                                                                    =============

                            DVI BUSINESS TRUST 1998=2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2002

XIII.     CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

          POOL A                                                                                             Predecessor
                                                                  Discounted              Predecessor        Discounted
          Lease #        Lessee Name                              Present Value           Lease #            Present Value
          -----------------------------------------------         ---------------------   ----------------   ----------------------
          3330-003       OPEN MRI TEXAS VENTURES, LLC                       $784,197.29   835-503                       $438,611.25
          3309-001       OPEN MRI ILLINOIS VENTURES, LLC                  $1,004,239.10   869-501                       $433,977.38
                         CASH                                                $69,086.19   878-501                       $455,634.75
                                                                                          878-502                       $455,364.75
                                                                                          1505-005                       $73,664.45







                                                                  ---------------------                      ----------------------
                                                         Totals:         $1,857,522.58                                $1,857,252.58

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                    $1,857,252.58
          b) ADCB OF POOL A AT CLOSING DATE                                                                         $161,410,790.25
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    1.15%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
      Servicing Agreement Section 7.02                                                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                    YES                NO         X
                                                                                          ----------------   ----------------------


          POOL B                                                                                             Predecessor
                                                                  Discounted              Predecessor        Discounted
          Lease #        Lessee Name                              Present Value           Lease #            Present Value
          -----------------------------------------------         ---------------------   ----------------   ----------------------
                         NONE








                                                                  ---------------------                      ----------------------
                                                          Totals:                 $0.00                                       $0.00


          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                            $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                          $56,843,333.29
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                      0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED
          TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
        Servicing Agreement Section 7.02                                                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                    YES                NO        X
                                                                                          ----------------   ----------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2002

XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

          POOL A - NON-PERFORMING                                                                              Predecessor
                                                                  Discounted              Predecessor          Discounted
          Lease #     Lessee Name                                 Present Value           Lease #              Present Value
          -----------------------------------------------         -------------------     ----------------     ------------------
          1097-507    ADVANCED HEALTHCARE RESOURCES                       $159,644.40     1778-001                     $48,984.23
          1238-501    WILLIAM F SKINNER, M.D.                             $174,282.67     1777-001                    $325,671.26
          1505-005    NYDIC MEDICAL VENTURES VII, LLC                     $171,682.66     1855-001                    $153,223.12
          2488-001    HYDRO-TOUCH INC.                                    $110,973.88     1949-001                     $94,307.11
                      CASH                                                 $5,602.11






                                                                  -------------------                          ------------------
                                                          Totals:         $622,185.72                                 $622,185.72

          a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                              622,185.72
          b) ADCB OF POOL A AT CLOSING DATE                                                                       $161,410,790.25
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                  0.39%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
        Servicing Agreement Section 7.02                                                             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                    YES                  NO       X
                                                                                          ----------------     ------------------



          POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                        Predecessor
                                                                  Discounted              Predecessor          Discounted
          Lease #     Lessee Name                                 Present Value           Lease #              Present Value
          -----------------------------------------------         ---------------------   ----------------     ------------------
                      None

                                                                  ---------------------                        ------------------
                                                                  Totals:         $0.00                                     $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                      $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                        $56,843,333.29
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                  0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE
          SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN
          FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
        Servicing Agreement Section 7.02                                                             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                    YES                  NO       X
                                                                                          ----------------     ------------------

                               DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2002

XV.      POOL PERFORMANCE MEASUREMENTS

1.                                 AGGREGATE DISCOUNTED CONTRACT BALANCE

          CONTRACTS DELINQUENT > 90 DAYS                                             TOTAL OUTSTANDING CONTRACTS
          This Month                                              338,058.25         This Month                       37,327,050.02
          1 Month Prior                                           402,483.34         1 Month Prior                    39,383,927.87
          2 Months Prior                                          482,508.87         2 Months Prior                   43,077,222.88

          Total                                                 1,223,050.46         Total                           119,788,200.77

          a) 3 MONTH AVERAGE                                      407,683.49         b) 3 MONTH AVERAGE               39,929,400.26

          c) a/b                                                        1.02%

2.        Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                            Yes           No    X
                                                                                                                -------      -------

3.        Restricting Event Check

          A. A Delinquency Condition exists for current period?                                             Yes           No    X
                                                                                                                -------      -------

          B. An Indenture Event of Default has occurred and is then continuing?                             Yes           No    X
                                                                                                                -------      -------

4.        Has a Servicer Event of Default occurred?                                                         Yes           No    X
                                                                                                                -------      -------

5.        Amortization Event Check

          A. Is 1c  > 8% ?                                                                                  Yes           No    X
                                                                                                                -------      -------
          B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
               not remedied within 90 days?                                                                 Yes           No    X
                                                                                                                -------      -------
          C. As of any Determination date, the sum of all defaulted contracts since the Closing date
               exceeds 6% of the ADCB on the Closing Date?                                                  Yes           No    X
                                                                                                                -------      -------


6.        Aggregate Discounted Contract Balance at Closing Date                                         Balance $     218,254,123.54
                                                                                                                --------------------

          DELINQUENT LEASE SUMMARY

Days Past Due                      Current Pool Balance                              # Leases
-------------                      --------------------                              --------
      31 - 60                              2,008,742.67                                    19
      61 - 90                                 21,353.46                                     8
     91 - 180                                338,058.25                                    14


          Approved By:
          Mathew E. Goldenberg
          Vice President
          Structured Finance and Securitization